Exhibit 99.1

KPMG LLP Chartered Professional Accountants Bay Adelaide Centre 333 Bay Street, Suite 4600 Toronto ON M5H 2S5	Telephone Fax Internet	(416) 777-8500 (416) 777-8818 www.kpmg.ca

INDEPENDENT ACCOUNTANTS’ REPORT ON APPLYING AGREED-UPON PROCEDURES

Bank of Montreal (the “Bank”)

BMO Capital Markets Corp.

J.P. Morgan Securities LLC

Citigroup Global Markets Inc.

Barclay’s Capital Inc.

(together with the Bank, the “Specified Parties”)

We have performed the agreed-upon procedures enumerated in the attached Appendix, which were agreed to by the Specified Parties, in connection with the proposed offering of Auto Loan Receivables Backed Notes (the “Notes”) by Canadian Pacer Auto Receivables Trust 2017-1 (the “Issuer”), solely to assist the Specified Parties with certain information pertaining to the pool of auto loan receivables which we were informed are intended to be included as collateral in the offering of the Notes.

The agreed-upon procedures are summarized, along with our findings, in the attached Appendix.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.

It should be understood that we have no responsibility for establishing, and did not establish, the scope and nature of the agreed-upon procedures enumerated in the attached Appendix; rather, the agreed-upon procedures enumerated therein are those the Specified Parties asked us to perform. We make no representation regarding the appropriateness and sufficiency of the agreed-upon procedures either for the purpose for which this report has been requested or for any other purpose. Accordingly, we make no representations regarding questions of legal interpretation for your purposes of the procedures enumerated in the attached Appendix.

We were not engaged to, and did not conduct an audit, examination or review, the objectives of which would be the expression of an opinion or conclusion on any information set forth in the auto loan files, related data files and any other information which was used in the performance of the procedures. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, an audit or a review, other matters might have come to light that would have been reported.

Unless otherwise noted, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found to be in agreement unless otherwise noted. Such compared information was deemed to be in agreement if the differences are attributable to rounding.

KPMG LLP is a Canadian limited liability partnership and a member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”),

a Swiss entity. KPMG Canada provides services to KPMG LLP

•	The term “recomputed” means recalculated and compared the results to the information shown and found to be in agreement unless otherwise noted. Such recomputed information was deemed to be in agreement if the differences are attributable to rounding.

•	The term “rounding” means that amounts, percentages, weighted average lives were within $1, 0.2% and .01 years, respectively.

The Bank is responsible for the information in the auto loan files and related data files.

The agreed-upon procedures performed were applied based on the methodologies, assumptions and information set forth in the auto loan files and related data files provided by the Bank, without verification or evaluation of such methodologies, assumptions and information by us; therefore we express no opinion or any other form of assurance regarding (1) the reasonableness of the methodologies, assumptions, or projected outcomes provided by the Bank or herein; (2) the existence of the Auto Loans or as to the conformity of their respective characteristics with those assumed for the purposes of comparisons or computations described herein; (3) whether the actual payments on the Auto Loans will correspond to the payments calculated in accordance with the assumptions and methodologies set forth in the documents furnished to us by the Bank; (4) the authenticity, reliability, integrity, completeness or accuracy of the data and documents furnished to us by the Bank which were used in our procedures; (5) the adequacy of the disclosures in the documents furnished to us by the Specified Parties or as to whether any of the statements expressed herein omit any material facts; or (6) the enforceability of any contractual provision in the documents furnished to us by the Bank or set forth therein.

The agreed-upon procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The agreed-upon procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the auto loan contracts to stated underwriting or credit extension guidelines, standards, criteria or other requirements; (ii) the value of collateral securing any such auto loan contract being securitized; (iii) the compliance of the originator of the auto loan contracts with federal, provincial, and local laws and regulations; or (iv) any other factor or characteristic of the auto loan contracts that would be material to the likelihood that the Issuer will pay interest and principal in accordance with the applicable terms and conditions of the Notes.

These agreed-upon procedures should not be taken to supplant any additional enquiries or procedures that you would undertake in your consideration of the proposed offering.

We were not engaged to, and did not perform, an audit or an examination, the objective of which would be the expression of an opinion or assurance on any information set forth in the auto loan files, related data files and any other information which was used in the performance of the procedures. Accordingly, we do not express such an opinion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information and use of the Specified Parties, each of whom has in writing agreed to the procedures and taken responsibility for the sufficiency of the agreed-upon procedures for its purposes, as described above. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report by law or regulation. The Bank has authorized us to provide a copy of our report to each of the Specified Parties. This report is not intended to be, and should not be, used by anyone other than the specified parties.

We disclaim any intention or obligation to update or revise the findings whether as a result of new information arising after the date we concluded our work on September 27, 2017 as noted, for any future events or otherwise.

Chartered Professional Accountants, Licensed Public Accountants

September 27, 2017

Toronto, Canada

APPENDIX

AGREED UPON PROCEDURES	FINDINGS

1.      Using an unaudited excel file titled “CPART 2017-1 Data Tape as of 20170831” (the “unaudited Extract File”) that contains certain information related to a pool of auto loan receivables as of August 31, 2017 (the “Cut-off Date”), provided by the Bank, we selected a sample of 102 auto loan contracts, using a statiscal sampling methodology, from the unaudited Extract File (the “Sample Receivables”).

Not applicable

2.      For each of the Sample Receivables, we compared the following particulars per the respective Credit Agreement to the information contained in the unaudited Extract File:

i.       “Loan ID” as per the Credit Agreement to the identifier in the column titled “src_acct_nbr” or “ccaps_ref_nbr” in the unaudited Extract File.

ii.      “Manufacturer’s Serial/Vehicle Information Number” as per the Credit Agreement to VIN identifier in column titled “VIN” in the unaudited Extract File.

iii.    “Date” as per the Credit Agreement to the date in the column titled “orig_loan_date” in the unaudited Extract File.

iv.     “First payment date” as per the Credit Agreement to the date in the column titled “clo_first_pmt_close_date_01” per the unaudited Extract File.

v.      “the Maturity Date” per the Credit Agreement to the date in the column titled “maturity date” per the unaudited Extract File.

vi.     “Balance Payable” per Credit Agreement to the amount in the column titled “orig_loan_amt” in the unaudited Extract File.

vii.   “Term of borrowing months” per the

No findings noted

KPMG LLP is a Canadian limited liability partnership and a member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity. KPMG Canada provides services to KPMG LLP.

Credit Agreement to the number in the column titled “term_months” in the unaudited Extract File

viii.  “         Installments” per the Credit Agreement to the Symbol denoted in the column titled “freq_cd” in the unaudited Extract File. Per our inquiries with the Bank, the symbols denoted in the column titled “freq_cd” are defined as follows: “W”: Weekly; “B”: Bi-Weekly; “M”: Monthly; and “I”: Other.

ix.     “Annual Percentage Rate (APR)” per the Credit Agreement to the number in the column titled “goto_rtl_opt_rate” in the unaudited Extract File.

x.      “Beacon Score” per the Credit Agreement to the number in the column titled “cbr_risk_scr” in the unaudited Extract File.

xi.     “New or Used” per the Credit Agreement to the symbol denoted in the column titled “veh_new_used_ind1” in the unaudited Extract File. Per our inquiries with the Bank, the symbols denoted in the column titled “veh_new_used_ind1” in the unaudited Extract File are defined as follows: “N”: new vehicle; and “U”: used vehicle.

xii.   For the Samples Receivables identified as a “new vehicle” (via procedure 2xi), we compared the “Sale price” per the Credit agreement to the number in the column titled “col_msrp_01” in the unaudited Extract File. For the Samples Receivables identified as a “used vehicle” (via procedure 2xi), we compared the “Sale price” per the Credit agreement to the number in the column titled “col_curr_bbk_value_01” in the unaudited Extract File.

xiii.  “Make / Trade Name” per the Credit Agreement to the column titled “veh_make1” in the unaudited Extract File.

xiv.  “Make / Trade Name” per the Credit Agreement to the column titled “veh_model1” in the unaudited Extract file.

xv.    “Year Model” per the Credit Agreement to the column titled “veh_year1” in the unaudited Extract File.

xvi.  “Province/Territory” per the Credit Agreement to the column titled “pri_prov_cd” in the unaudited Extract File.

xvii. “Postal Code” per the Credit Agreement to the column titled “pri_post_cd” in the unaudited Extract File.

3.      For each of the Samples Receivables, we inspected the Credit Agreement to determine whether a field existed denoting “RG” preceded by a number. Per our inquiries with the Bank, RG is defined as the confirmation code that is inputted once the registration is confirmed and the preceding number is defined as the registration code.

No findings noted

4.      Recomputed the Remaining Principal Balance for each of the Sample Receivables by summing the following columns in the unaudited Extract File: “src_acct_nbr” + cash_int_bnp” + “fee_bnp”. We then compared the sum to the column titled “prncpl_bal” in the unaudited Extract File.

No findings noted